SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2003

In the titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to AIG SunAmerica Asset Management Corp.'s management of the Aggressive Growth Portfolio is deleted in its entirety and replaced with the following, effective March 12, 2004:

Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Aggressive Growth Portfolio	SAAMCo	Brian P. Clifford Vice President and Portfolio Manager

Mr. Clifford joined SAAMCo in February 1998 as a portfolio manager and was named Vice President in October 1999. From 1995 until he joined SAAMCo, Mr. Clifford was a portfolio manager with Morgan Stanley Dean Witter.

Dated: March 15, 2004

Versions A, B, C1, C2, D and Combined Version 1